UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED):

June 4, 2009

US Oncology Holdings, Inc.

US Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware Delaware	333-126922 0-26190	90-0222104 84-1213501
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

10101 Woodloch Forest

The Woodlands, Texas 77380

(Address of Principal Executive Offices) (Zip Code)

(281) 863-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 4, 2009, US Oncology, Inc. (“US Oncology”), a subsidiary of US Oncology Holdings, Inc. (collectively with US Oncology, the “Company”), announced that it had adopted plans to refinance its existing senior secured credit facility with the proceeds from an offering of new senior secured notes and to amend its existing senior secured revolving credit facility. US Oncology commenced a private offering of such new senior secured notes on the same day. The new notes have been offered solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non–U.S. persons, as defined under Regulation S under the Securities Act.

In connection with the offering of such notes, the Company has received commitments from affiliates of the initial purchasers of the notes for a new senior secured revolving credit facility which would replace the Company’s existing senior secured revolving credit facility. The Company currently anticipates that such facility will provide for aggregate borrowings of up to $100.0 million (which could increase to $140.0 million if additional commitments are obtained) and is proposed to have a maturity date of August 2012 (or, if our existing senior notes are not repaid, July 2012). The execution of the new senior secured revolving credit facility is contingent upon certain conditions, including the consummation of the notes offering described above. There is no assurance the Company will satisfy these conditions.

The Company is disclosing under Item 7.01 in this Current Report the information attached as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8, each of which is incorporated by reference herein. Such information, which has not been previously disclosed, was included in the confidential offering memorandum utilized in connection with the offering of the new notes.

In addition, the Company is disclosing under Item 7.01 in this Current Report the information attached as Exhibit 99.8, all of which is incorporated by reference herein. Such information, which has not been previously disclosed, represents revised versions of US Oncology’s audited financial statements for the fiscal years ended December 31, 2006, 2007 and 2008, which retrospectively adjust US Oncology’s original audited financial statements for such years previously filed with the Securities and Exchange Commission to reflect the Company’s adoption, effective January 1, 2009, of FASB Statement No. 160 “Noncontrolling Interests in Consolidated Financial Statements — an Amendment of ARB No. 51” (“SFAS No. 160”). SFAS No. 160 establishes new standards governing the accounting for and reporting of noncontrolling interests (“NCIs”) in partially-owned subsidiaries and the loss of control of subsidiaries. Certain provisions of this standard indicate, among other things, that NCIs (previously referred to as minority interests) be treated as a separate component of equity, rather than a liability; that increases and decreases in the parent’s ownership interest that leave control intact be treated as equity transactions rather than as step acquisitions or dilution gains or losses; and that losses of a partially-owned consolidated subsidiary be allocated to the NCI even when such allocation might result in a deficit balance. This standard also requires changes to certain presentation and disclosure requirements. SFAS No. 160 was effective for annual reporting periods beginning after December 15, 2008 and required retrospective application of its presentation and disclosure requirements, including in connection with securities offerings such as US Oncology’s offering of the new notes described above. These revised audited financial statements do not reflect any subsequent information or events other than the adoption of SFAS No. 160. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, filed on May 7, 2009, and subsequent filings with the Securities and Exchange Commission, and these revised financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed on March 12, 2009, as well as such Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 and such subsequent filings as they contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the Annual Report on Form 10-K. The Company notes that the “Selected Financial Data” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included as Exhibits 99.5 and 99.6 to this Current Report also reflect the retrospective application of SFAS No. 160.

This report is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company. The information in this Current Report on Form 8-K and Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission or any other document, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The information included in this Current Report and in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8 hereto contains forward-looking statements, including statements that include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” or similar expressions and statements regarding our prospects. Although the Company believes that the expectations reflected in such statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such expectations are subject to risks and uncertainties, including the impact of a recession in the U.S. or global economy, the possibility of healthcare reform in the United States and its impact on cancer care specifically, the Company’s reliance on pharmaceuticals for the majority of its revenues, the Company’s ability to maintain favorable pharmaceutical pricing and favorable relationships with pharmaceutical manufacturers and other vendors, concentration of pharmaceutical purchasing and favorable pricing with a limited number of vendors, prescription drug reimbursement, such as reimbursement for Erythropoiesis-Stimulating Agents (“ESAs”), and other reimbursement under Medicare (including reimbursement for radiation and diagnostic services), reimbursement for medical services by non-governmental payers and cost-containment efforts by such payers, including whether such payers adopt coverage guidelines regarding ESAs or pharmaceutical reimbursement methodologies that are similar to Medicare coverage, other changes in the manner patient care is reimbursed or administered, the impact of increasing unemployment (which may result in a larger population of uninsured and under insured patients), the decisions of employers to increase the financial responsibility of individuals under health insurance programs afforded to their employees, the Company’s ability to service its substantial indebtedness and comply with related covenants in debt agreements, the Company’s ability to fund its operations through operating cash flow or utilization of its revolving credit facility or its ability to obtain additional financing on acceptable terms, the instability of capital and credit markets, including the potential that certain financial institutions may be unable to honor existing financing commitments, the Company’s ability to implement strategic initiatives, the Company’s ability to maintain good relationships with existing practices and expand into new markets and development of existing markets, modifications to, and renegotiation of, existing economic arrangements, the Company’s ability to complete cancer centers and PET facilities currently in development and its ability to recover investments in cancer centers, government regulation and enforcement, increases in the cost of providing cancer treatment services, the operations of the Company’s affiliated physician practices, and potential impairments that could result from declining market valuations. Also, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008, for a discussion of factors that could cause actual results to differ materially from the Company’s expectations reflected in such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Summary of Historical Condensed Consolidated Financial Information (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.2	Risk Factors (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.3	Use of Proceeds (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.4	Capitalization (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.5	Selected Financial Data (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.6	Management’s Discussion and Analysis of Financial Condition and Results Of Operations (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.7	Description of Certain Other Indebtedness (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.8	Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2009	By:	/s/ Phillip H. Watts
	Name:	Phillip H. Watts
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit 99.1	Summary of Historical Condensed Consolidated Financial Information (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.2	Risk Factors (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.3	Use of Proceeds (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.4	Capitalization (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.5	Selected Financial Data (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.6	Management’s Discussion and Analysis of Financial Condition and Results Of Operations (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.7	Description of Certain Other Indebtedness (excerpted from US Oncology’s Preliminary Offering Memorandum, dated June 4, 2009)

Exhibit 99.8	Financial Statements and Supplementary Data